                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.



                                 GREEN TREE FINANCIAL CORP.


                                 BY: /s/ Phyllis A. Knight
                                     ----------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.  The contracts on the attached schedule are to be repurchased   by the
    Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                  GREEN TREE FINANCIAL CORP.


                                  BY: /s/ Phyllis A. Knight
                                     -----------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                                            Distribution Date: 3/17/97
                                            CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                    LP5,LQ3
                                            Trust Account:  3334725-0


Class A Certificates
--------------------

1.  (a)  Amount Available (including Monthly
         Servicing Fee)                                           $2,102,772.93

    (b)  Class M-1 Interest Deficiency Amount
         (if any), Class M-2 Interest
         Deficiency Amount (if any) and Class
         B-1 Interest Deficiency Amount (if
         any) withdrawn for prior Payment Date                              .00

    (c)  Amount Available after giving effect to
         withdrawal of any Class M-1 Interest
         Deficiency Amount, Class M-2 Interest
         Deficiency Amount and Class B-1 Interest
         Deficiency Amount prior Payment Date                      2,102,772.93

   INTEREST

2.   Aggregate Interest
     (a) Class A-1 Pass-through Rate                   5.70%
         Class A-1 Interest                                           59,560.87

     (b) Class A-2 Pass-through Rate                   6.00%
         Class A-2 Interest                                          105,000.00

     (c) Class A-3 Pass-through Rate                   6.35%
         Class A-3 Interest                                           91,545.83

3.   Amount Applied to unpaid Class A Interest Shortfall                    .00

4.   Remaining Unpaid Class A Interest Shortfall                            .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 2

                                             Distribution Date: 3/17/97
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0
    PRINCIPAL

5.  Formula Principal Distribution Amount:
    (a) Scheduled Principal                     $   256,580.86
    (b) Principal Prepayments                     1,095,106.49
    (c) Delinquent Payments Advanced                 46,145.11
    (d) Liquidated Contracts                        100,851.74
    (e) Repurchases                                        .00
    (f) Delinquent Payments Recovered               (39,961.02)
    (g) Previously Undistributed Principal Amounts         .00

                    Total Principal                               $ 1,458,723.18

6.  Pool Scheduled Principal Balance                               72,806,429.76

7.  Senior Percentage for such Payment Date                                 100%

8.  Class A Principal Distribution:
    (a) Class A-1                                                  1,458,723.18
    (b) Class A-2                                                           .00
    (c) Class A-3                                                           .00

9.  Class A Principal Balance
    (a) Class A-1 Principal Balance                               11,080,406.76
    (b) Class A-2 Principal Balance                               21,000,000.00
    (c) Class A-3 Principal Balance                               17,300,000.00

    CLASS M-1 CERTIFICATES
    ----------------------

10. Amount Available less the Class A Distribution
    Amount(including Monthly Servicing Fee)                          387,943.05

    INTEREST

11. Aggregate Interest
   (a) Class M-1 Pass-through Rate                     6.95%
       Class M-1 Interest                                             37,935.42

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 3

                                             Distribution Date: 3/17/97
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account: 3334725-0

12. Amount applied to Unpaid Class M-1 Interest Shortfall                   .00

13. Amount applied to Class M-1 Interest Deficiency Amount                  .00

14. Remaining unpaid Class M-1 Interest Deficiency Amount                   .00

15. Remaining Unpaid Class M-1 Interest Shortfall                           .00

    PRINCIPAL

16. Formula Principal Distribution Amount
    (a) Scheduled Principal                                                 .00
    (b) Principal Prepayments                                               .00
    (c) Liquidated Contracts                                                .00
    (d) Repurchased                                                         .00
    (e) Previously Undistributed Principal Amounts                          .00

17. Class M-1 Principal Balance                                    6,550,000.00

18. Senior Percentage for such Payment Date                             100.00%

19. Class M-1 Principal Distribution                                       .00

    INTEREST ON PRINCIPAL SHORTFALL

20. Aggregate Principal Shortfall                                          .00

21. Class M-1 Principal Shortfall Amount                                   .00

22. Amount applied to Unpaid Class M-1 Interest
    Shortfall on Principal Shortfall                                       .00

23. Remaining Unpaid Class M-1 Interest Shortfall on
    Principal Shortfall                                                    .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 4

                                             Distribution Date: 3/17/97
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account: 3334725-0



     Class M-2 Certificates
     ----------------------

24.  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution Amount (including Monthly
     Servicing Fee)                                                  350,007.63

     INTEREST

25.  Current Interest
     (a) Class M-2 Pass-through Rate                    7.30%
     (b) Class M-2 Interest                                          34,218.75

26.  Amount applied to Unpaid Class M-2 Interest Shortfall                 .00

27.  Amount applied to Class M-2 Interest Deficiency Amount                .00

28.  Remaining unpaid Class M-2 Interest Deficiency Amount                 .00

29.  Remaining unpaid Class M-2 Interest Shortfall                         .00

     PRINCIPAL

30.  Formula Principal Distribution Amount
     (a) Scheduled Principal                                               .00
     (b) Principal Prepayments                                             .00
     (c) Liquidated Contracts                                              .00
     (d) Repurchases                                                       .00
     (e) Previously Undistributed Principal Amount                         .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 5


                                             Distribution Date: 3/17/97
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0


31. Class M-2 Principal Balance                                    5,625,000.00

32. Senior Percentage for such Payment Date                             100.00%

33. Class M-2 Percentage Distribution:                                      .00

    INTEREST ON PRINCIPAL SHORTFALL

34. Aggregate Principal Shortfall Amount                                    .00

35. Class M-2 Principal Shortfall Amount                                    .00

36. Amount applied to Unpaid Class M-2 Interest
    Shortfall on Principal Shortfall                                        .00

37. Remaining Unpaid Class M-2 Interest Shortfall
    on Principal Shortfall                                                  .00

    CLASS B PRINCIPAL DISTRIBUTION TESTS
    (tests must be satisfied on and after the Payment Date occurring in April 1999)

38. Average Sixty Day Delinquency Ratio Test
    (a) Sixty-Day Delinquency Ratio for current
        Payment Date                                                       .79%
    (b) Average Sixty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two
        preceding months; may not exceed 2.5%)                             .75%

39. Average Thirty Day Delinquency Ratio Test
    (a) Thirty-Day Delinquency Ratio for current
        Payment Date                                                       .79%
    (b) Average Thirty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two
        preceding months; may not exceed 5%)                               .83%

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 6

                                             Distribution Date: 3/17/97
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account: 3334725-0

40.  Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for current
         Payment Date (as a percentage of Cut-off
         Date Pool Principal Balance: may not exceed
         10% from April 1, 1999 to March 31, 2001,
         11% from April 1, 2001 to March 31, 2002,
         12% after March 1, 2002                                           .70%

41. Current Realized Losses Test
    (a)  Current Realized Losses for current Payment Date            105,116.29

    (b)  Current Realized Loss Ratio (total Realized
         Losses for most recent three months, multiplied
         by 4, divided by arithmetic average of Pool
         Schedule Principal Balances for third preceding
         Remittance and for current Remittance Date;
         may not exceed 2.5%)                                             1.88%

42. Class B Principal Balance Test

    (a)  Class B Principal Balance (before any
         distributions on current Payment Date)
         divided by Pool Scheduled Principal Balance
         for prior Payment Date (must equal or exceed 24%)               15.15%

    CLASS B-1 CERTIFICATES
    ----------------------

43. Amount Available less the Class A Distribution Amount
    and Class M Distribution Amount (including Monthly
    Servicing Fee)                                                   315,788.88

    INTEREST

44. Class B-1 Pass-through Rate                         6.85%

45. Current Interest                                                  32,109.38

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 7

                                             Distribution Date: 3/17/97
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0

46. Amount applied to Unpaid Class B-1 Interest Shortfall                    .00

47. Amount applied to Class B-1 Interest Deficiency Amount                   .00

48. Remaining unpaid Class B-1 Interest Deficiency Amount                    .00

49. Remaining Unpaid Class B-1 Interest Shortfall                            .00

    PRINCIPAL

50. Formula Principal Distribution Amount:
    (a) Scheduled Principal                                                  .00
    (b) Principal Prepayments                                                .00
    (c) Liquidated Contracts                                                 .00
    (d) Repurchases                                                          .00
    (e) Previously Undistributed Principal Amounts                           .00

51. Pool Scheduled Principal Balance                               72,806,429.76

52. Class B Percentage for such Payment Date                                 .00

53. Class B Percentage of Formula Principal
    Distribution Amount                                                      .00

54. Class B Principal Balance                                      11,251,023.00

55. Class B-1 Principal Balance                                     5,625,000.00

    INTEREST ON PRINCIPAL SHORTFALL

56. Aggregate Principal Shortfall Amount                                     .00

57. Class B-1 Principal Shortfall Amount                                     .00

58. Amount applied to Unpaid Class B-1 Interest
    Shortfall on Principal Shortfall                                         .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 8

                                             Distribution Date: 3/17/97
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0

59. Remaining Unpaid Class B-1 Interest Shorfall on Principal
    Shortfall                                                                .00

    CLASS B-2 CERTIFICATES
    ----------------------

60. Remaining Amount Available                                        283,679.50

    INTEREST

61. Class B-2 Pass-through Rate                         7.40%

62. Current Interest                                                   34,693.81

63. Amount applied to Unpaid Class B-2 Interest
    Shortfall                                                                .00

64. Remaining Unpaid Class B-2 Interest Shortfall                            .00

    PRINCIPAL

65. Formula Principal Distribution Amount:
    (a) Scheduled Principal                                                  .00
    (b) Principal Prepayments                                                .00
    (c) Liquidated Contracts                                                 .00
    (d) Repurchases                                                          .00
    (e) Previously Undistributed Principal Amounts                           .00

66. Pool Scheduled Principal Balance                               72,806,429.76

67. Class B Percentage for such Payment Date                                 .00

68. Class B Percentage of Formula Principal
    Distribution Amount                                                      .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 9

                                                     Distribution Date: 3/17/97
                                                     CUSIP#: 393505-LJ9,LK6,LL4,
                                                             LM2,LN0,LP5,LQ3
                                                     Trust Account:  3334725-0


69. Current Principal (Class B Percentage of Formula Principal
    Distribution Amount less Class B-1 Principal Balance)                    .00

70. Class B-2 Principal Liquidation Loss Amount                              .00

71. Class B-2 Limited Guaranty Payment                                       .00

72. Class B-2 Principal Balance                                     5,626,023.00

    INTEREST ON PRINCIPAL SHORTFALL

73. Aggregate Principal Shortfall Amount                                     .00

74. Class B-2 Principal Shortfall Amount                                     .00

75. Amount applied to Unpaid Class B-2 Interest
    Shortfall on Principal Shortfall                                         .00

76. Remaining Unpaid Class B-2 Interest Shortfall
    on Principal Shortfall                                                   .00

    CLASS A, CLASS M, AND CLASS B CERTIFICATES
    ------------------------------------------

77. Pool Factor
    (a) Previous Month Pool Factor                                     .79236428
    (b) Current Month Pool Factor                                      .77680059

78. Aggregate Scheduled Balances of Delinquent Contracts
    as of Determination Date
    (a) 31-59 days                573,305.41        45
    (b) 60-89 days                243,272.23        13
    (c) 90 or more days           331,507.91        21

79. Defaulted Contracts                                               101,411.44

80. Number of Liquidated Contracts and
    Net Liquidation Loss                           # 9                105,116.29

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 10


                                             Distribution Date: 3/17/97
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0

81. Number of Loans Remaining                                              5,102

82. Number and Principal Balance of Contracts
    with FHA Claims finally rejected, or no FHA
    claim was submitted because FHA Insurance was
    unavailable                                     # 42              622,404.17

83. FHA Insurance reserve amount                                   93,162,709.32

84. Amount received from FHA insurance                                       .00

    CLASS C CERTIFICATES
    --------------------

85. Monthly Servicing Fee                                              46,415.72

86. Class C Residual Payment                                          202,569.97

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                     1996-A
                                 FEBRUARY 1997
                              Defaulted Contracts



                                                   Estimated
                                                    Loss at
Account#       Principal   Interest    Amount      Sale Date
--------       ---------   --------    ------      ---------

15722613       12,379.08     68.70    12,447.78    13,032.99
15723347       22,808.83    126.58    22,935.41    23,725.67
15723677       21,653.20    120.17    21,773.37    22,803.71
15724083        9,326.26     51.76     9,378.02     9,831.09
15725064       21,997.28    122.08    22,199.36    23,304.23
15725624        7,294.27     40.48     7,334.75     7,729.03
15725922        5,392.82     29.93     5,422.75     6,107.09

TOTALS       $100,851.74   $559.70  $101,411.44  $106,533.81
             ===========   =======  ===========  ===========
